UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2013


                              CYNK TECHNOLOGY CORP.
             (Exact name of registrant as specified in its charter)

           Nevada                      333-179118                 26-2568892
(State of other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

                       The Matalon, Coney Drive, Suite 400
                               Belize City, Belize
                     (Address of principal executive office)

                                 (800) 972-6017
              (Registrant's telephone number, including area code)

                       3960 Howard Hughes Pkwy, Suite 500
                            Las Vegas, Nevada 89169/
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

     Effective August 14, 2013, the corporation moved its corporate office to The Matalon, Coney Drive, Suite 400, Belize City, Belize.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CYNK TECHNOLOGY CORP.


Date: August 14, 2013                     By: /s/ Marlon Luis Sanchez
                                             -----------------------------------
                                             Marlon Luis Sanchez
                                             Chief Executive Officer

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